UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2008
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 20, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Tween Brands, Inc. (the “Company”) took the following actions:
Fiscal 2008 Base Salaries
     The Compensation Committee established the base salaries of those officers of the Company who will be the “named executive officers” (as defined by Item 402(a)(3) of Regulation S-K) for purposes of the Company’s proxy statement for the 2008 annual meeting of stockholders. The base salaries of the Company’s executive officers, effective March 16, 2008, are as follows:

Name	Fiscal 2008 Base Salary

Michael W. Rayden	$1,050,000 (no change)
Chairman of the Board and
Chief Executive Officer

Kenneth T. Stevens	$800,000 (no change)
President and Chief Operating Officer

Scott M. Bracale[1]	$515,000
President — Tween Brands Marketing Agency

Michael C. Keane	453,000
Senior Vice President of Human Resources

Gregory J. Henchel	$305,000
Senior Vice President and General Counsel

[1]	The Company determined that, due to a change in his responsibilities, Mr. Bracale was no longer an executive officer as of August 21, 2007. He is deemed to be a named executive officer for fiscal 2007 because of the level of his total compensation and because he was designated as such for a portion of fiscal 2007.

Payouts under Incentive Compensation Plan for Fall 2007
     The Compensation Committee approved payouts (indicated below as a percentage of fiscal 2007 base salary) to the following “named executive officers,” who were also deemed to be “covered officers” under the Company’s Incentive Compensation Plan (the “IC Plan”), for Fall Season 2007 (Q3 and Q4 of fiscal 2007) as follows:

Michael W. Rayden -	91.2%	Michael C. Keane -	49.4%
Kenneth T. Stevens -	76%	Gregory J. Henchel -	30.4%
Paul C. Carbone -	30.4%
     These awards are weighted at 60% of the total amount of any cash rewards made under the IC Plan for fiscal 2007. Therefore, each of the payouts indicated above should be multiplied by 0.60 in order to determine the cash payout amount for Fall 2007.
Awards under Incentive Compensation Plan for the Spring Season 2008
     The Compensation Committee established the range of awards under the Incentive Compensation Plan for the Spring Season 2008 (Q1 and Q2 of fiscal 2008) for those officers deemed to be “named executive officers” and “covered officers” under the IC Plan, who are eligible to receive cash incentives under the IC Plan for the Spring Season 2008 based upon objective financial performance criteria selected by the Compensation Committee. The cash incentive is based on a percentage of base salary if performance goals are met for the Spring Season 2008. The awards for the Spring Season 2008 are weighted at 40% and awards for the Fall Season 2008 will be weighted at 60%, respectively, of the total amount of any cash awards made under the IC Plan for fiscal 2008. The Compensation Committee determined that the performance criterion for the Spring Season 2008 will be the Company’s operating income, and approved the following threshold, target, and maximum payouts based on specified levels of operating income:

	Payout as a Percentage of Base Salary (x 40%)
	Threshold	Target	Maximum

Michael W. Rayden	24%	120%	240%
Kenneth T. Stevens	20%	100%	200%
Michael C. Keane	13%	65%	130%
Gregory J. Henchel	9%	45%	90%
     No payment will be made for performance below the threshold level of operating income.
     Prior to the beginning of the fiscal year, a participant may elect to receive any potential payout (or portion thereof), up to the maximum level payout (as a percentage of base salary) described above, in restricted shares of the Company’s common stock under the Company’s 2005 Stock Incentive and Performance Plan (the “2005 Plan”). If a participant chooses to receive any portion of his payout in restricted shares, he will receive restricted shares equal to 125% of the cash payout, multiplied by 40% for the Spring Season 2008. In addition, if the Company’s actual operating income is greater than the level needed to receive a maximum payout level under the IC Plan, as described above, then participants will have an opportunity to receive a bonus payable in restricted shares of the Company’s common stock under the 2005 Stock Plan. The restricted shares are expected to be granted on the second full day of trading of the Company’s common stock following the Company’s public release of its financial results for the prior fiscal quarter.
Board of Directors Compensation
     The Board of Directors approved the following cash compensation structure for the directors who are not also associates or officers of the Company. Effective for fiscal 2008, cash compensation for non-associate directors will include the following:
•	an annual retainer of $40,000 for service on the Board of Directors;

•	an annual retainer of $10,000 for service as Chairman of the Audit Committee;

•	an annual retainer of $5,000 for service as Chairman of the Compensation Committee;

•	an annual retainer of $5,000 for service as Chairman of the Nominating and Governance Committee;

•	an annual retainer of $5,000 for service as Lead Director;

•	$2,000 for each Board meeting attended; and

•	$1,500 for each committee meeting attended.
     The information contained in this Form 8-K includes various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “expect,” “plan,” “hope,” “risk,” “could,” “pro forma,” “potential” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements include statements herein regarding the timing of the valuation of any restricted share awards. There can be no assurance that the forward-looking statements included herein will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by us, or any other person, that our expected outcomes will be achieved. The forward-looking statements made herein are based on information presently available to us, as the management of the Company. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEEN BRANDS, INC.

Date: February 26, 2008	By:	/s/ Kenneth T. Stevens

Kenneth T. Stevens President and Chief Operating Officer (Principal Financial and Accounting Officer)

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